                                    GRID NOTE


$300,000                                               As of August 1, 1996


     FOR VALUE RECEIVED, the undersigned, TEARDROP GOLF COMPANY, a Delaware corporation (the "Maker"), promises to pay to the order of RUDY A. SLUCKER, having an address at 66 Duffield Drive, South Orange, New Jersey 07079 (the "Payee"), the principal sum of THREE HUNDRED THOUSAND DOLLARS ($300,000), or so much thereof or such other amount as shall have been advanced by the Payee to the Maker during the period beginning on August 1, 1996 and ending on the date on which the Maker's registration statement on Form SB-2 ("Registration Statement") is declared effective by the United States Securities and Exchange Commission (the "Effective Date") in accordance with the terms hereof, together with interest, as hereinafter provided. The Payee or anyone who takes this Note by transfer and who is entitled to receive payments under this Note is sometimes called the "Note Holder".

     1. ADVANCES. By its acceptance of this Note, provided that no Event of Default (as defined herein) has occurred and is continuing, the Payee agrees to advance funds to the Maker upon the request of the Maker, up to a maximum principal amount at any time outstanding of $300,000; provided that Payee may, in its sole discretion, advance funds to Maker in excess of such maximum and, in the event Payee makes any such advances, the sums so advanced shall be evidenced by this Note.

     The holder of this Note is authorized to endorse on the schedule annexed hereto, and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof (the "Grid"), the date and amount of each advance made pursuant to this Note and the date and amount of each payment or prepayment of principal thereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such endorsement shall not affect the obligations of the Maker in respect of such advance.

     2. INTEREST RATE AND CALCULATION. Interest will be charged on the outstanding principal balance of this Note from the date or dates advances evidenced hereby are made by the Payee until the full amount of principal has been paid at the fixed rate of eight percent (8%) per annum. Interest will be calculated on the basis of the actual number of days elapsed over a 360 day year.

     3. PAYMENT OF PRINCIPAL AND INTEREST. The entire unpaid principal balance and accrued interest due on this Note shall be due and payable on the sooner of (i) the occurrence of the events set forth in Section 6 hereof, (ii) the date which is two years following the Effective Date, or (iii) and July 31, 1997, if the Effective Date has not occurred by such date.

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     4.   APPLICATION OF PAYMENTS.  Each payment made under this Note shall be applied first to accrued interest and the remainder to principal.

     5. TENDER OF PAYMENT. All payments on this Note shall be made directly to the Payee in immediately available lawful money of the United States.

     6. MANDATORY PREPAYMENT. This Note shall be prepaid in full, with interest, or in part, to the full extent possible from the proceeds recieved by the Maker upon the exercise of the option (the "Option") granted to GKN Securities, the underwriter of the Maker's initial public offering, for the purpose of covering over-allotments, if any, as set forth in the Registration Statement.

          Any prepayments, in whole or in part at any time, shall be without prepayment penalty or premium, provided that any prepayment will also be accompanied by payment of all accrued and unpaid interest due under this Note and all other fees, expenses and other sums due and owing hereunder. Any partial prepayment will be applied to the principal due under this Note in inverse order of maturity.

     7. EVENTS OF DEFAULT. The unpaid balance of this Note and all interest thereon shall immediately become due and payable, at the election of the Payee, without demand or notice, in the event of: (i) a default in the payment of any sum due hereunder within ten (10) days after the date when due, which default continues for more than fifteen (15) days after written notice; (ii) any default (other than as set forth in clause (i) above) in the terms, covenants or conditions set forth in this Note which continues after notice and expiration of any applicable grace period; or (iii) Maker filing a voluntary petition in bankruptcy, being adjudicated bankrupt or insolvent, admitting in writing its inability to pay its debts as they become due, or the filing of any petition or agreement seeking reorganization, liquidation or similar relief for Maker. Each of the foregoing events is hereby referred to as an "Event of Default".

     8.   LATE CHARGE; DEFAULT INTEREST RATE.

          8.1 In addition to all other rights and remedies of the Payee, in the event that any payment due hereunder is not paid on the date when due, the Maker shall pay to the Payee, on demand, a late charge of five percent (5%) of such delinquent payment.

          8.2 After maturity, or upon the occurrence of an Event of Default as provided in Section 7 of this Note, the unpaid principal balance of this Note shall thereafter bear interest at a rate three percent (3%) per annum above the interest rate then in effect as set forth herein.

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     9.   MISCELLANEOUS.

          9.1 BINDING EFFECT. The covenants, conditions and agreements contained in this Note shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and assigns.

          9.2 NO ORAL MODIFICATIONS. This Note may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

          9.3 ATTORNEYS FEES. If the Payee retains an attorney to enforce payment or on account of any other matter involving this Note, all costs of suit and all reasonable attorneys fees so incurred by the Payee shall be forthwith due and payable on demand by the Maker and shall be evidenced hereby.

          9.4 CAPTIONS. The captions preceding the text of the sections of this Note are used solely for the convenience of reference and shall not affect the meaning or construction of this Note.

          9.5 WAIVER OF JURY TRIAL. IN ANY LITIGATION ARISING OUT OF OR RELATING TO ANY OF THE MATTERS CONTAINED IN THIS NOTE IN WHICH THE UNDERSIGNED AND THE PAYEE ARE ADVERSE PARTIES, THE UNDERSIGNED AND THE PAYEE WAIVE TRIAL BY JURY.

          9.6 NEW JERSEY LAW GOVERNS. This Note shall be governed and construed in accordance with the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the undersigned Maker, by its duly authorized officer, has executed this Note the day and year first above-written.

                                   TEARDROP GOLF COMPANY



                                   By: /s/  Rudy A. Slucker
                                       --------------------
                                   Name:  Rudy A. Slucker
                                   Title:  President

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                                  GRID SCHEDULE


DATE           DESCRIPTION (ADVANCE, CONVERSION, PAYMENT)        AMOUNT
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